EXHIBIT 10.5



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                              BMW MANUFACTURING LP,
                                 as Transferor,

                                       and

                              BMW AUTO LEASING LLC,
                                  as Transferee


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                       SUBI CERTIFICATE TRANSFER AGREEMENT

                          Dated as of November 1, 2000

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
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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                     Article One

                                                     DEFINITIONS

         Section 1.01        Definitions.........................................................................2
         Section 1.02        Interpretive Provisions.............................................................2

                                                     Article Two

                                         TRANSFER OF 2000-A SUBI CERTIFICATES

         Section 2.01        Transfer of 2000-A SUBI Certificates................................................2
         Section 2.02        Representations and Warranties of the Transferor and the Transferee.................3
         Section 2.03        Financing Statement and Books and Records...........................................5
         Section 2.04        Acceptance by the Transferee........................................................6

                                                    Article Three

                                                    MISCELLANEOUS

         Section 3.01        Amendment...........................................................................6
         Section 3.02        Governing Law.......................................................................6
         Section 3.03        Severability........................................................................6
         Section 3.04        Binding Effect......................................................................6
         Section 3.05        Headings............................................................................6
         Section 3.06        Counterparts........................................................................6
         Section 3.07        Further Assurances..................................................................6
         Section 3.08        Third-Party Beneficiaries...........................................................7
         Section 3.09        No Petition.........................................................................7

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                       SUBI CERTIFICATE TRANSFER AGREEMENT

         This SUBI Certificate Transfer Agreement, dated as of November 1, 2000
(the "Agreement"), is between BMW Manufacturing LP, an Indiana limited partnership, as transferor (the "Transferor"), and BMW Auto Leasing LLC, a
Delaware limited liability company, as transferee (the "Transferee").

                                    RECITALS

         WHEREAS, the Transferor as Grantor and UTI Beneficiary and Chase
Manhattan Bank USA, N.A., as Trustee, have entered into that certain amended and restated trust agreement, dated as of September 27, 1996, as further amended as of May 25, 2000 (the "Vehicle Trust Agreement"), pursuant to which Financial
Services Vehicle Trust, a Delaware business trust (the "Trust"), will take assignments and conveyances of and hold in trust various assets (the "Trust
Assets");

         WHEREAS, the parties to the Vehicle Trust Agreement supplemented the Vehicle Trust Agreement with a supplement, dated as of November 1, 2000
(together with the Vehicle Trust Agreement, the "SUBI Trust Agreement"), to establish two special units of beneficial interest, the "2000-A Lease SUBI" and the "2000-A Vehicle SUBI" (each, a "2000-A SUBI");

         WHEREAS, in connection with the SUBI Trust Agreement a separate portfolio of leases (the "2000-A Leases") and certain other related assets of the Trust will be allocated to the 2000-A Lease SUBI, and the vehicles that are leased under the 2000-A Leases (the "2000-A Vehicles") and certain other related assets of the Trust will be allocated to the 1999-A Vehicle SUBI;

         WHEREAS, the Trust has issued to the Transferor certificates evidencing a beneficial interest in each 2000-A SUBI ( the "2000-A SUBI Certificates");

         WHEREAS, the Transferor and the Transferee desire to enter into this Agreement to provide for the sale by the Transferor to the Transferee, without recourse, of all of the Transferor's right, title and interest in and to the 2000-A SUBI Certificates and the interest in the 2000-A SUBIs represented thereby; and

         WHEREAS, directly after the sale of the 2000-A SUBI Certificates to the Transferee, the Transferee shall sell, transfer and assign all of its right to the 2000-A Vehicle SUBI Certificate to the BMW Vehicle Lease Trust 2000-A in connection with a securitization.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:


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                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the SUBI Trust
Agreement.

         Section 1.02 Interpretive Provisions. For all purposes of this
Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) the term "include" and all variations thereof shall mean "include without limitation" and (iv) the term "proceeds" shall have the meaning ascribed thereto in the UCC.

                                   ARTICLE TWO

                      TRANSFER OF 2000-A SUBI CERTIFICATES

         Section 2.01 Transfer of 2000-A SUBI Certificates.

         (a) In consideration of the Transferee's delivery to, or upon the order of, the Transferor of cash in the amount of $[ ] (the "Transfer Price"), the Transferor does hereby absolutely sell, transfer, assign and otherwise convey to the Transferee, without recourse, and the Transferee does hereby purchase and acquire, as of the date set forth above, all of the following (collectively, the "Assets"):

                  (i) all right, title and interest in and to the 2000-A Vehicle
         SUBI Certificate and 2000-A Lease SUBI Certificate and the respective interests in the 2000-A Vehicle SUBI and 2000-A Lease SUBI represented thereby, including all monies due and paid thereon or in respect thereof;

                  (ii) the beneficial rights evidenced thereby in any property that underlies or may be deemed to secure the respective interests in the 2000-A Vehicle SUBI and the 2000-A Lease SUBI represented by the 2000-A Vehicle SUBI Certificate and the 2000-A Lease SUBI Certificate;

                  (iii) all of the Transferor's rights and benefits, as Holder of each 2000-A SUBI Certificate under the Servicing Agreement and the SUBI Trust Agreement; and

                  (iv) all proceeds of the foregoing.

         (b) The parties hereto intend that the sale, transfer and assignment of the Assets constitute a true sale and assignment of the Assets such that any


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interest in and title to the Assets would not be property of the Transferor's estate in the event the Transferor becomes a debtor in a case under any bankruptcy law. To the extent that the conveyance of the Assets hereunder is characterized by a court or similar governmental authority as a financing, it is intended by the Transferor and the Transferee that the interest conveyed constitute a first priority grant of a perfected security interest under the UCC as in effect in the State of New York by the Transferor to the Transferee to secure the Transfer Price to the Transferor. The Transferor does hereby grant to the Transferee a security interest in all of its rights, title and privileges and interest in and to the Assets and the parties hereto agree that this Agreement constitutes a "security agreement" under all applicable law.

         Section 2.02 Representations and Warranties of the Transferor and the Transferee.

         (a) The Transferor hereby represents and warrants to the Transferee as of the date of this Agreement and the Closing Date that:

                  (i) Organization and Good Standing. The Transferor is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Indiana, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Assets.

                  (ii) Due Qualification. The Transferor is duly qualified to do business as a foreign limited partnership in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the Transferor or would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Agreement.

                  (iii) Power and Authority. The Transferor shall have the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Transferor by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

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                  (v) No Violation. The execution, delivery and performance by the Transferor of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited partnership agreement of the Transferor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time)
         a default under, any indenture, agreement or other instrument to which the Transferor is a party or by which it may be bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any material indenture, agreement or other instrument (other than this Agreement);
         nor violate any law or, to the knowledge of the Transferor, any order, rule or regulation applicable to it or its properties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Transferor, threatened against the Transferor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement.

                  (vii) Title to the 2000-A SUBI Certificates. Immediately prior to the transfer of the 2000-A SUBI Certificates pursuant to this Agreement, the Transferor (A) is the true and lawful owner of each 2000-A SUBI Certificate and it has the legal right to transfer each 2000-A SUBI Certificate; (B) has good and valid title to each 2000-A
         SUBI Certificate and each 2000-A SUBI Certificate is on the date hereof free and clear of all Liens; (C) will convey good, valid and indefeasible title to each 2000-A SUBI Certificate to the Transferee under this Agreement.

         (b) The Transferee hereby represents and warrants to the Transferor as of the date of this Agreement and the Closing Date that:

                  (i) Organization and Good Standing. The Transferee is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Assets.



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                  (ii) Due Qualification. The Transferee is duly qualified to do business as a foreign limited partnership in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification would not have a material adverse effect on the condition, financial or otherwise, of the
         Transferee or would not have a material adverse effect on the ability of the Transferee to perform its obligations under this Agreement.

                  (iii) Power and Authority. The Transferee shall have the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Transferee by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferee, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery and performance of this Agreement by the Transferee and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the limited partnership agreement of the Transferee, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferee is a party or by which it may be bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any material indenture, agreement or other instrument (other than this Agreement);
         nor violate any law or, to the knowledge of the Transferee, any order, rule or regulation applicable to it or its properties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferee or any of its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Transferee, threatened against the Transferee, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the


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         reasonable judgment of the Transferee, would materially and adversely affect the performance by the Transferee of its obligations under this
         Agreement.

         (c) The representations and warranties set forth in this Section shall survive the sale of the Assets by the Transferor to the Transferee and the sale of the Assets by the Transferee to the Trust. Upon discovery by the Transferor, the Transferee or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         Section 2.03 Financing Statement and Books and Records.

         (a) In connection with the conveyance of the Assets hereunder, the Transferor agrees that prior to the Closing Date, it will file, at its own expense, one or more financing statements with respect to the Assets meeting the requirements of applicable state law in such manner as necessary to perfect the sale of the Assets to the Transferor, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filings with the file stamped copy of each such filings to be provided to the Transferee in due course), as soon as is practicable after receipt by the Transferor thereof.

         (b) The Transferor further agrees that it will treat the transfer of the Assets as a sale for accounting purposes, take no actions inconsistent with the Transferee's ownership of the Assets and on or prior to the Closing Date indicate on its books, records and statements that the Assets have been sold to the Transferee.

         Section 2.04 Acceptance by the Transferee. The Transferee agrees to comply with all covenants and restrictions applicable to a Holder of each 2000-A
SUBI Certificate and the interest in the respective 2000-A SUBI represented thereby, whether set forth in the respective 2000-A SUBI Certificate, in the SUBI Trust Agreement or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

                                 ARTICLE THREE

                                  MISCELLANEOUS

         Section 3.01 Amendment. This Agreement may be amended from time to time in a writing signed by the parties hereto.

         Section 3.02 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any otherwise applicable principles of conflicts of laws (other than Section
5-1401 of the New York General Obligations Law).



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         Section 3.03 Severability. If one or more of the covenants, agreements or provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

         Section 3.04 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

         Section 3.05 Headings. The Article and Section headings are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 3.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 3.07 Further Assurances. Each party hereto shall do such acts, and execute and deliver to the other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

         Section 3.08 Third-Party Beneficiaries. Except as otherwise provided in this Agreement, no Person shall have any right or obligation hereunder.

         Section 3.09 No Petition. Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Owner Trustee, the Trustee, any Special Purpose Affiliate, any member of a Special Purpose Affiliate or any Grantor that is a limited liability company (or any of their respective general partners) or any general partner of a Special Purpose Affiliate or any Grantor that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                         BMW MANUFACTURING LP,
                         as Transferor

                         By: BMW FACILITY PARTNERS, LLC,
                         as General Partner

                         By:
                            --------------------------------------------------
                            Name:
                            Title:

                         By:
                            --------------------------------------------------
                            Name:
                            Title:

                         BMW AUTO LEASING LLC,
                         as Transferee

                         By: BMW FINANCIAL SERVICES NA, LLC
                             as Managing Member

                         By:
                            --------------------------------------------------
                            Name:
                            Title:

                         By:
                            --------------------------------------------------
                            Name:
                            Title:




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